UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2020
Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)
Maryland                001-34995                27-1712193
(State or other jurisdiction             (Commission File Number)    (IRS Employer Identification No.)
of incorporation)
3284 Northside Parkway NW, Suite 150, Atlanta, GA 30327
(Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code: (770) 818-4100

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Trading Symbol
Common Stock, par value $.01 per share         APTS                 NYSE

Securities registered pursuant to Section 12(g) of the Act:
Title of each class
Series A Redeemable Preferred Stock, par value $0.01 per share
Warrant to Purchase Common Stock, par value $0.01 per share
Series M Redeemable Preferred Stock, par value $0.01 per share
Series A1 Redeemable Preferred Stock, par value $0.01 per share
Series M1 Redeemable Preferred Stock, par value $0.01 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 19, 2020, Preferred Apartment Communities, Inc. (the “Company”) concluded its Special Stockholders Meeting virtually for the purpose of: (i) approving the Articles of Amendment to the Company’s charter to provide stockholders with access to the Company’s bylaws (“Proposal 1”); and (ii) approving the Articles of Amendment to the Company’s charter to reduce the Company’s call option on its Series A Redeemable Preferred Stock from 10 years to 5 years (“Proposal 2”). The Company adjourned the Special Meeting on November 5, 2020 with respect to Proposal 1 and Proposal 2 to allow for additional time for stockholders to vote. Proposal 1 and Proposal 2 are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on September 25, 2020, and as amended on October 9, 2020. The Articles of Amendment to the Company’s charter described in Proposal 1 is filed as Exhibit 4.1 to this Current Report. The Articles of Amendment to the Company’s charter described in Proposal 2 is filed as Exhibit 4.2 to this Current Report. The Fifth Amended and Restated Bylaws described in Proposal 1, which solely replaces Section 7.07 of the Fourth Amended and Restated Bylaws, is filed as Exhibit 3.1 to this Current Report. As of the record date, September 25, 2020, there were 50,448,766 shares of common stock entitled to vote at the Special Meeting. Represented at the meeting in person or by proxy were 35,372,897 shares of common stock representing approximately 70.11% of the total shares of common stock entitled to vote at the Special Meeting. Both proposals received the requisite stockholder vote as detailed below.

(1)    Proposal 1:

	Shares	% of Shares Voting on Proposal 1
For:	34,577,368	97.75%
Against:	488,394	1.38%
Abstain:	307,135	0.86%

(2)    Proposal 2:

	Shares	% of Shares Voting on Proposal 2
For:	33,755,098	95.42%
Against:	1,130,506	3.19%
Abstain:	487,293	1.37%

Item 7.01 Regulation FD Disclosure.

On Thursday, November 19, 2020, Preferred Apartment Communities, Inc. (the “Company”) issued a press release announcing the results of the special meeting of stockholders. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The information in this Item 7.01 and in Exhibit 99.1 to this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

3.1    Fifth Amended and Restated Bylaws of Preferred Apartment Communities, Inc.
4.1    Articles of Amendment to provide stockholders access to the Company’s bylaws
4.2    Articles of Amendment to reduce the call option on the Company's Series A Preferred Stock
99.1    Press Release announcing results of Special Meeting of Stockholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: November 19, 2020	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
Executive Vice President, General Counsel and Corporate Secretary